Derivatives	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives
DERIVATIVES

 As part of the Company’s risk management strategy, the Company has entered into interest rate swaps and foreign currency hedges to mitigate interest rate and foreign currency exposure. Financial instruments are not utilized for speculative purposes. If the Company elects to do so and if the instrument meets the criteria specified in ASC 815, Derivatives and Hedging, management designates its derivative instruments as cash flow hedges. The Company enters into interest rate swap agreements in order to hedge the variability of expected future cash interest payments. Currency swaps are used to reduce risks arising from the change in fair value of certain foreign currency denominated assets and liabilities. The objective of these practices is to minimize the impact of foreign currency fluctuations on operating results.

As of December 31, 2014 and 2013, derivative transactions consisted of the following:

			Fair Value As of
(In thousands)	Balance Sheet Classification	Notional Amount	December 31, 2014	December 31, 2013
Derivatives designated as hedges:
Interest rate swaps	Accounts payable and other current liabilities	$349,213	$(1,925)	$—
Interest rate swaps	Accumulated other comprehensive loss	349,213	1,925	—
Derivatives not designated as hedges:
Interest rate swaps	Accounts payable and other current liabilities	$16,861	$(1,279)	$—
Foreign exchange contracts	Accounts payable and other current liabilities	62,649	(685)	—
Foreign exchange contracts	Other assets	52,844	1,811	—

(In thousands)		Loss / (gain) for the Year Ended December 31,
Derivatives not designated as hedges:	Statement of Operations Classification	2014	2013
Interest rate swaps	Interest expense, net	$1,279	$—
Foreign exchange contracts	Interest expense, net	685	—
Foreign exchange contracts	Gain on foreign currency exchange	(1,811)	—

The Company has elected to offset derivative assets and liabilities on the balance sheet on a trade-by-trade basis as a right to setoff exists. The Company has a master netting arrangement with only one counterparty, however, no amounts were netted under this arrangement as each of the interest rate swaps subject to this arrangement were in a loss position as of December 31, 2014. The following table provides information on the gross fair values of derivative asset and liabilities, the balance sheet netting adjustments, and the resulting net fair value amount recorded on our balance sheet.

	December 31, 2014
(In thousands)	Gross Amounts Recognized	Gross Amounts Offset in Consolidated Balance Sheet	Net Amounts in Consolidated Balance Sheet
Derivative assets:
Foreign exchange contracts	$1,811	$—	$1,811
Total derivative assets	$1,811	$—	$1,811
Derivative liabilities:
Interest rate swaps	$3,204	$—	$3,204
Foreign exchange contracts	685	—	685
Total derivative liabilities	$3,889	$—	$3,889

The Company held no derivative instruments on the balance sheet as of December 31, 2013. Additionally, there was no cash collateral received or pledged as of December 31, 2014 and December 31, 2013, related to our derivative transactions.

In September 2014, the Company entered into an interest rate swap agreement to hedge floating rate debt under the Term Loan. The interest rate swap matures in July 2017, qualifies for hedge accounting and was designated as a cash flow hedge. Under the interest rate swap agreement, the Company pays a fixed rate and the counterparty to the agreement pays the Company a floating interest rate. The amount recorded in the consolidated balance sheet represents the estimated fair value of the net amount that the Company would pay in order to settle the agreement on December 31, 2014, if the agreements were transferred to other third parties or canceled by the Company. The effective portion of the change in fair value of this cash flow hedge for the year ended December 31, 2014 was an unrealized loss of $1,213, which was recorded within accumulated other comprehensive loss and amounts reclassified into earnings for the year ended December 31, 2014 were inconsequential. This amount is will be recognized in earnings in January 2015 as the swap was canceled due to the payoff of the Term Loan by the Company on January 28, 2015 as discussed in Note 9. Long-term Debt. There was no material ineffectiveness during the year ended December 31, 2014.

In November 2014, the Regulus Solar entity entered into an interest rate swap agreement to hedge floating rate debt under its term loan facility. The interest rate swap matures in September 2024, qualifies for hedge accounting and was designated as a cash flow hedge. Under the interest rate swap agreement, Regulus Solar pays a fixed rate and the counterparty to the agreement pays Regulus Solar a floating interest rate. The amount recorded in the consolidated balance sheet represents the estimated fair value of the net amount that Regulus Solar would pay in order to settle the agreement on December 31, 2014, if the agreement was transferred to other third parties or canceled by Regulus Solar. The effective portion of the change in fair value of this cash flow hedge for the year ended December 31, 2014 was an unrealized loss of $712, which was recorded within accumulated other comprehensive loss and no amounts were reclassified into earnings over the year ended December 31, 2014. The amount expected to be reclassified into earnings during the year ended December 31, 2015 is approximately $886. There was no material ineffectiveness during the year ended December 31, 2014.
As of December 31, 2014, the solar generation facilities in the CPI portfolio are party to six interest rate swap instruments that are economic hedges. These instruments are used to economically hedge floating rate debt and each one matures in December 2028. Under the interest rate swap agreements, the CPI entities pay a fixed rate and the financial institution counterparties to the agreements pay the CPI entities a floating interest rate. The combined notional value of the six interest rate swap instruments at December 31, 2014 was $16,861. The amounts recorded in the consolidated balance sheet, as provided in the table above, represent the estimated fair value of the net amount that the Company would pay in order to settle the agreement on the balance sheet date if the swaps were transferred to other third parties or canceled by us. Because these hedges are deemed economic hedges and not accounted for under hedge accounting, the changes in fair value are recorded in the consolidated statement of operations, as provided in the table above.
In September 2014, the Company entered into a series of foreign exchange contracts in order to economically hedge its exposure to foreign currency fluctuations. The combined notional value of the British pound and Canadian dollar contracts at December 31, 2014 were GBP 21.0 million and CAD 25.4 million, respectively. The settlement of these hedges occurs on a quarterly basis through July 2016. The amounts recorded in the consolidated balance sheet, as provided in the table above, represent the estimated fair value of the net amounts that the Company would pay or receive in order to settle the agreements on the balance sheet date if the swaps were transferred to other third parties or canceled by us. Because these hedges are deemed economic hedges and not accounted for under hedge accounting, the changes in fair value are recorded in the consolidated statement of operations, as provided in the table above.